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                                                                    EXHIBIT 10.8



                               ATRIUM CORPORATION
                            1996 STOCK PURCHASE PLAN

                                  --------

                                   PART I

                 PURPOSES; DEFINITIONS; RESERVATION OF SHARES;
                           AND PARTICIPATION IN PLAN


                                  ARTICLE I

                                  PURPOSES

         1.1 Purposes of Plan. The purpose of this Atrium Corporation 1996 Stock Purchase Plan the (the "Plan") is to afford the persons (the "Key Employees") set forth on Schedule I hereto, all of whom are employees of Atrium Corporation (the "Company"), and/or the Subsidiaries of the Company, who are expected to contribute materially to the success of the Company and its Subsidiaries an opportunity to acquire a proprietary interest in the Company, and thus to retain such persons and create in such persons an increased interest in and a greater concern for the welfare of the Company and its Subsidiaries.

                                   ARTICLE II

                                  DEFINITIONS

         2.1 Certain terms used herein shall have the meaning stated below, subject to the provisions of Section 7.1.

         "Board" or "Board of Directors" means the Board of Directors of the Company.

         "Buy-Sell Agreement" shall mean a Buy-Sell Agreement between the Company and a Key Employee in the form of Exhibit A hereto.

         "Committee" has the meaning set forth in Section 7.1 hereto.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company, after giving effect to the conversion of the Company's Class A Voting Common Stock, Class B Non-Voting Common Stock and Class C Voting Common Stock into Common Stock upon the filing of the Charter Amendment (as such term is defined in the Stock Purchase Agreement dated as of November 1, 1996 by and among the Company, HMTF Acquisition Corp. and certain Securityholders named therein).

         "Company" has the meaning set forth in Section 1.1 hereto.
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         "Exercise Price" has the meaning set forth in Section 5.1 hereto.

         "Key Employee" has the meaning set forth in Section 1.1 hereto.

         "Plan" has the meaning set forth in Section 1.1 hereto.

         "Securities Act" means The Securities Act of 1933, as amended.

         "Stock Purchase Right" means an award of a right to purchase a share of Common Stock at the Exercise Price which is granted by the Company to a Key Employee pursuant to Section 5.1 hereof.

         "Subsidiary" means, with respect to any person, any other person of which such first person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing persons.


                                  ARTICLE III

                                SHARES AVAILABLE

         3.1 Shares Available Under Plan. Subject to the adjustments provided in Section 9.2, the maximum number of shares of Common Stock in respect of which Stock Purchase Rights may be granted for all purposes under the Plan shall be 500,000 shares. If, for any reason, any shares as to which Stock Purchase Rights have been granted cease to be subject to purchase hereunder, including the expiration of such Stock Purchase Right, the termination of such Stock Purchase Right, or the forfeiture of such Stock Purchase Right, such shares shall thereafter not be available for grants under the Plan. Stock Purchase Rights granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company, in each situation as the Board of Directors or the Committee may determine from time to time.

                                   ARTICLE IV

                             PARTICIPATION IN PLAN

         4.1 Eligibility to Receive Stock Purchase Rights. Stock Purchase Rights under the Plan may be granted only to Key Employees.

         4.2 Effect on Employment. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any of its Subsidiaries to continue the employment of any Key





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Employee, and (ii) any Key Employee to remain in the employ of the Company or any of its Subsidiaries.


                                    PART II

                             STOCK PURCHASE RIGHTS

                                   ARTICLE V

                             STOCK PURCHASE RIGHTS

         5.1     Grant of Stock Purchase Rights.

                 (a) Award Rights. The Committee shall determine the number of shares of Common Stock covered by each Stock Purchase Right granted to each Key Employee and shall then cause to be granted to such Key Employee a Stock Purchase Right exercisable for such shares.

                 (b) Term of Rights. Every Stock Purchase Right granted hereunder shall be valid for a period of no less than 30 days after the date of grant and may be valid for such longer period as the Committee may determine.

                 (c) Exercise Price. The purchase price per share of Common Stock under each Stock Purchase Right shall be $1.00 per share (the "Exercise Price").

                 (d) Form of Instrument. Each award of a Stock Purchase Right shall be made pursuant to an instrument prescribed in form by the Committee. Such instrument shall specify the number of shares covered by such Stock Purchase Right, the Exercise Price, the term of such grant and the restrictions set forth in Article VI.

         5.2 Exercise of Stock Purchase Right. The price per share of Common Stock with respect to each exercise of a Stock Purchase Right shall be payable at the time of such exercise. Such price shall be payable in cash by a cashier's or bank certified check or by any other means acceptable to the Committee. Stock certificates evidencing any shares of Common Stock will be issued and delivered to the person entitled thereto upon payment of the Exercise Price.

         5.3 Rights of Key Employee Prior to Exercise. A Key Employee shall not have any rights as a stockholder with respect to any share of Common Stock issuable upon exercise of a Stock Purchase Right unless and until such Key Employee shall have become the holder of record of such share by exercise of such Stock Purchase Right.





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                                   ARTICLE VI

                RESTRICTIONS APPLICABLE TO STOCK PURCHASE RIGHTS

         6.1 Restrictions. Each Stock Purchase Right granted under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the
Committee:

                 (a) No Stock Purchase Right granted under the Plan may be assigned, transferred, sold, pledged, hypothecated or otherwise disposed of by a Key Employee, and any Stock Purchase Right granted to such Key Employee shall be exercisable only by such Key Employee.

                 (b) No shares of Common Stock will be issued upon exercise of any Stock Purchase Right unless such Key Employee shall, at the time of such exercise, execute and deliver to the Company a Buy-Sell Agreement.

                 (c) Each Stock Purchase Right shall terminate by its terms and without any further action or obligation of the Company if, prior to exercise, the Key Employee's employment with the Company or any Subsidiary shall terminate for any reason.


                                    PART III

                   ADMINISTRATION, AMENDMENT AND TERMINATION
                             OF PLAN; MISCELLANEOUS

                                  ARTICLE VII

                             ADMINISTRATION OF PLAN

         7.1 The Committee. The Plan shall be administered by the Committee, or any successor thereto, of the Board of Directors, or by any other committee appointed by the Board of Directors to administer the Plan (the "Committee"); provided, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. The Chairman of the Board shall be a member of the Committee at all times. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

         The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by





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written notice to the Board of Directors,  The Board of Directors, and not the
remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

         7.2 Authority of Committee. The Committee shall have full and final authority to (i) prescribe, amend, modify and rescind rules and regulations relating to the Plan, (ii) make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Stock Purchase Right provision, perform all other acts, exercise all other powers and establish any other procedures determined by the Committee to be necessary, appropriate or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Stock Purchase Right and determinations under the Plan or any Stock Purchase Right shall be final, conclusive and binding on all parties. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.


                                  ARTICLE VIII

                               AMENDMENT OF PLAN

         8.1 Amendment of Plan. The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of Common Stock which may be issued and sold pursuant to Stock Purchase Rights granted under the Plan. Except as otherwise provided above, no amendment, modification, suspension or termination of the Plan shall alter or impair any Stock Purchase Rights previously granted under the Plan, without the consent of the holder thereof.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONs

         9.1 Compliance with Securities Laws. The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any Stock Purchase Right or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each grantee shall, if requested by the Committee and as a condition to his right to exercise any Stock Purchase Right, deliver to the





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Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

         9.2 Adjustment of Shares. Unless otherwise expressly provided in a particular Stock Purchase Right, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to a Stock Purchase Right and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization, such that the Stock Purchase Right shall thereafter be exercisable for such securities, cash, and/or other property as would have been received in respect of the Common Stock subject to the Stock Purchase Right had the Stock Purchase Right been exercised in full immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated.

         In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any grantee will hold a Stock Purchase Right issued pursuant to the Plan which has not been exercised, canceled, or terminated in connection therewith, the Company shall cause such Stock Purchase Right to be assumed (or canceled and a replacement Stock Purchase Right of equivalent value issued) by the surviving entity.





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         9.3     Use of Proceeds.  The proceeds from the sale of Common Stock pursuant to Stock Purchase Rights granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

         9.4 Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Stock Purchase Right nor to any Key Employee.

         9.5 Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

         9.6 Effective Date. The Plan shall become effective on November 7, 1996, the date on which it was approved by the Board of Directors and the stockholders of the Company.





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                                   SCHEDULE I

                                 KEY EMPLOYEES



                                 Mike Hillmeyer

                                  Dow Pointer

                                   Jeff Hull

                                   John Crain

                                  James Wright

                                 Edwin Beachly

                                 James Gresham

                                 Richard Kettle

                                  Thomas Bowen